Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 79,696,452.71
Previously Paid Amount	0
Total Fee Amount	12,201.53
Total Offset Amount	0
Net Fee	$ 12,201.53